Annual Report
December 31, 2001

                                                   [GRAPHIC OMITTED]


                        Neuberger Berman
                        Advisers
                        Management
                        Trust


--------------------------------------------------------------------------------


                        Mid-Cap
                        Growth (Registered Trademark)
                        Portfolio

B1013 02/02

Mid-Cap Growth Portfolio Managers' Commentary
---------------------------------------------

Although a strong fourth quarter rally helped stocks regain some lost ground, 2001 was a dismal year for growth stock investors. Mid-cap growth stock indices outperformed their large-cap counterparts, but still finished the year with a loss. Technology was the hardest hit sector, with earnings evaporating as business investment in information and communications technology ground to a halt. Although on average during the year our information technology investments represented less than one-third of portfolio assets, tech had by far the most negative impact on performance.

---------------------------------------------------

Average Annual Total Return(1)


                           Mid-Cap Growth    S&P MidCap 400(2)
                                Portfolio       BARRA Growth
  1 Year                        (24.64%)           (7.97%)
  Life of Fund                   14.41%            14.83%
----------------------          ------             -----
  Inception Date              11/03/1997


Comparison of a $10,000 Investment


[GRAPHIC OMITTED]

                                     11/03/97          12/31/97          1998         1999         2000          2001
Mid-Cap Growth Portfolio              10,000            11,720         16,324        25,121       23,247        17,518
S&P MidCap 400 BARRA Growth           10,000            10,197         13,751        17,703       19,324        17,784

                                         Value as of 12/31/01
--------- Mid-Cap Growth Portfolio              $17,518
- - - - - S&P MidCap 400 BARRA Growth           $17,784


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.


We are growth stock investors in the purest sense of the term, favoring companies with well above market average earnings growth rates and the potential to consistently meet or exceed consensus earnings forecasts. Over the long term, this strategy has, (and we believe, will continue) to generate superior investment returns. However, it is a discipline that was ill suited to this year's economic/market environment. As the economy headed into recession, earnings fell much faster than Wall Street analysts expected. This resulted in a record number of pre-announced earnings shortfalls in the first and second quarters--in essence, a double dose of disappointment for growth stock investors. Our stock picking batting average (the percentage of portfolio companies "meeting or beating" consensus earnings expectations) remained relatively good. However, the portfolio's earnings growth rate declined substantially and many of our holdings that met or exceeded reduced earnings expectations were still treated harshly by investors anticipating much better earnings growth.

Looking ahead to 2002, we believe we could see a reverse image of this year's market. In our opinion, leading economic indicators are pointing to a consumer-led economic recovery in early 2002. Corporate America has cut costs aggressively over the last year, bringing break-even points significantly lower. We believe modest top-line growth will translate into better-than-expected earnings, and in the process produce more of the pleasant earnings surprises that investors have always appreciated.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

With technology a major component of growth-oriented indices and portfolios, a recovery in technology company earnings will be necessary for growth stocks to sustain their fourth quarter momentum. Over the last eighteen months, corporate information technology (IT) budgets were reduced substantially or frozen. As the economy recovers and corporate cash flows improve, spending on information technology should rebound. Corporate IT officers are telling us that upgrading software and adding to data storage capabilities will be top priorities, so these are the tech industries we are currently favoring. At year-end 2001, we were near equal-weighted in information technology relative to our S&P MidCap 400/BARRA Growth Index benchmark (approximately 28% of assets).

We were roughly equal-weighted in healthcare (approximately 25% of assets) and financials (about 12%). Demographics--the aging of America--favor both these long-term growth industries. We believe innovation, especially in the biotech area, makes healthcare a sector of enormous opportunity in the decade ahead. We were modestly over-weighted in the consumer discretionary sector and believe the portfolio is well positioned to take advantage of a consumer led economic recovery.

In closing, 2001 was a very difficult year for growth stock investors in general. It was a particularly tough year for investors such as ourselves who focus on high-quality companies with well above market average earnings growth rates. A lot was expected of these companies, and when earnings deteriorated, investors were extremely disappointed. Companies with much slower, albeit more predictable, earnings growth were the stars of this year's market. Over the longer term, however, we believe faster growth stocks will excel and our portfolio management strategies will deliver superior returns.

Sincerely,

/s/ Jennifer Silver

/s/ Brooke A. Cobb


JENNIFER SILVER AND BROOKE A. COBB
 PORTFOLIO CO-MANAGERS

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.


2. The S&P MidCap 400/BARRA Growth Index is a benchmark for mid-cap growth stock performance. It is constructed of companies in the S&P MidCap 400 Index, which is a market value weighted index for mid-cap stock price movement, with higher price-to-book ratios than the companies in its value index counterpart. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.


Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.


(Copyright) 2002 Neuberger Berman Management Inc., distributor. All rights reserved.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Schedule of Investments Mid-Cap Growth Portfolio
------------------------------------------------

Number of Shares                        Market Value+
Common Stocks (93.3%)
Biotechnology (10.4%)
 82,600      Cephalon, Inc.             $  6,243,321*[L]
269,800      Genzyme Corp.                16,150,228*[L]
111,200      Human Genome
               Sciences                    3,749,664*
251,000      IDEC Pharmaceuticals         17,301,430*
 68,103      ImClone Systems               3,164,065*
348,400      Millennium
               Pharmaceuticals             8,539,284*[L]
                                        ------------
                                          55,147,992

Business Services--IT Business Services (8.8%)
 63,100      Affiliated Computer
               Services                    6,696,803*
257,350      Apollo Group                 11,583,324*
256,300      Concord EFS                   8,401,514*
200,300      SEI Investments               9,035,533
371,100      SunGard Data
               Systems                    10,735,923*
                                        ------------
                                          46,453,097

Communications (2.3%)
 82,800      L-3 Communications
               Holdings                    7,452,000*[L]
170,700      Triton PCS Holdings           5,010,045*
                                        ------------
                                          12,462,045

Communications Equipment (1.9%)
141,700      Harris Corp.                  4,323,267
116,300      Juniper Networks              2,203,885*[L]
151,800      Scientific-Atlanta            3,634,092
                                        ------------
                                          10,161,244

Computers & Systems (1.5%)
 59,700      McDATA Corp.                  1,462,650*
330,700      Sanmina-SCI Corp.             6,580,930*
                                        ------------
                                           8,043,580

Consumer Cyclical--Leisure & Consumer
 Service (3.5%)
164,300      International Game
               Technology                 11,221,690*
152,700      Stanley Works                 7,111,239
                                        ------------
                                          18,332,929

Electrical Equipment (2.9%)
177,700      Broadcom Corp.                7,282,146*
 73,800      Maxim Integrated
               Products                    3,875,238*
218,600      RF Micro Devices              4,203,678*[L]
                                        ------------
                                          15,361,062
Energy (7.0%)
111,800      American Standard             7,628,114*
 99,600      Nabors Industries             3,419,268*
416,700      Rowan Cos.                    8,071,479*
231,900      Talisman Energy               8,777,415
248,900      Weatherford
               International               9,274,014*
                                        ------------
                                          37,170,290

Finance (9.1%)
110,600      Affiliated Managers
               Group                       7,795,088*
105,300      Investment
               Technology Group            4,114,071*
136,700      Legg Mason                    6,832,266
460,600      National Commerce
               Financial                  11,653,180
209,800      North Fork Bancorp.           6,711,502
144,500      TCF Financial                 6,933,110
136,100      Waddell & Reed
               Financial                   4,382,420
                                        ------------
                                          48,421,637

Food & Beverage (1.5%)
330,400      Pepsi Bottling Group          7,764,400

Hardware (0.9%)
208,800      Network Appliance             4,566,456*

Health Care (12.6%)
 72,900      Andrx Group                   5,132,889*[L]
169,300      Express Scripts               7,916,468*
 62,200      Forest Laboratories           5,097,290*
112,200      Gilead Sciences               7,373,784*
233,400      HEALTHSOUTH Corp.             3,458,988*
 90,600      King Pharmaceuticals          3,816,978*
104,300      Laboratory
               Corporation of
               America Holdings            8,432,655*
204,700      Quest Diagnostics            14,679,037*
 89,400      Shire
               Pharmaceuticals
               Group ADR                   3,272,040*[L]
 82,300      Universal Health
               Services Class B            3,520,794*
137,300      Zimmer Holdings               4,193,142*
                                        ------------
                                          66,894,065

Industrial & Commercial Products (0.3%)
 54,500      Sherwin-Williams              1,498,750

Insurance (1.3%)
 75,000      XL Capital                    6,852,000

Internet (2.2%)
234,900      KPMG Consulting               3,892,293*
158,500      VeriSign, Inc.                6,029,340*[L]
 90,400      Yahoo! Inc.                   1,603,696*[L]
                                        ------------
                                          11,525,329
Lodging (0.7%)
 90,800      Marriott International        3,691,020

Media (4.6%)
596,200      Charter
               Communications              9,795,566*[L]
147,400      Univision
               Communications              5,963,804*
292,000      Westwood One                  8,774,600*
                                        ------------
                                          24,533,970
Oil & Gas (1.0%)
297,950      XTO Energy                    5,214,125

See Notes to Schedule of Investments

Schedule of Investments Mid-Cap Growth Portfolio cont'd


Number of Shares                          Market Value+

Retail (7.8%)
    268,600  Abercrombie & Fitch       $   7,125,958*
     80,100  Avon Products                 3,724,650
    121,500  Bed Bath & Beyond             4,118,850*
    184,300  BJ's Wholesale Club           8,127,630*
     50,700  CDW Computer
               Centers                     2,723,097*
     79,400  Krispy Kreme
               Doughnuts                   3,509,480*[L]
    128,200  Talbots, Inc.                 4,647,250
     92,300  Tiffany & Co.                 2,904,681
    230,600  Toys "R" Us                   4,782,644*
                                        ------------
                                          41,664,240

Semiconductors (5.1%)
    121,800  AVX Corp.                     2,873,262
    290,700  Integrated Device
               Technology                  7,729,713*
    315,800  Intersil Corp.               10,184,550*
    165,200  Microchip Technology          6,399,848*
                                        ------------
                                          27,187,373

Software (3.6%)
    169,000  Electronic Arts              10,131,550*
    117,800  Mercury Interactive           4,002,844*
    348,400  Peregrine Systems             5,166,772*
                                        ------------
                                          19,301,166

Systems (0.6%)
    139,300  Flextronics
               International               3,341,807*

Technology (2.9%)
    434,800  Cadence Design
               Systems                     9,530,816*
     91,700  NVIDIA Corp.                  6,134,730*[L]
                                        ------------
                                          15,665,546

Transportation (0.8%)
    218,900  Southwest Airlines            4,045,272

Total Common Stocks
(Cost $465,559,620)                      495,299,395
                                        ------------

Principal Amount

Short-Term Investments (20.3%)
$68,871,454  N&B Securities
               Lending Quality
               Fund, LLC                  68,871,454
 38,791,075  Neuberger Berman
               Institutional Cash
               Fund Trust Class           38,791,075@
                                        ------------

Total Short-Term Investments
(Cost $107,662,529)                      107,662,529#
                                        ------------

Total Investments (113.6%)
(Cost $573,222,149)                      602,961,924##

Liabilities, less cash, receivables and
other assets [(13.6%)]                   (72,244,755)
                                        ------------

Total Net Assets (100.0%)               $530,717,169
                                        ------------

See Notes to Schedule of Investments

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Notes to Schedule of Investments Mid-Cap Growth Portfolio
---------------------------------------------------------

+ Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#                 At cost, which approximates market value.

## At December 31, 2001, the cost of investments for U.S. Federal income tax purposes was $577,608,292. Gross unrealized appreciation of investments was $61,920,436 and gross unrealized depreciation of investments was $36,566,804, resulting in net unrealized appreciation of $25,353,632, based on cost for U.S. Federal income tax purposes.

*                 Non-income producing security.

[L] All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Statement of Assets and Liabilities
-----------------------------------

                                                                                        ---------------
                                                                                              Mid-Cap
                                                                                               Growth
Neuberger Berman Advisers Management Trust                                                  Portfolio

Assets

  Investments in securities, at market value* (Note A)--see Schedule of Investments      $  602,961,924
-------------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                             187,606
-------------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                               244,960
-------------------------------------------------------------------------------------------------------
  Deferred organization costs (Note A)                                                            1,859
-------------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                              31,878
=======================================================================================================

Total Assets                                                                                603,428,227
=======================================================================================================

Liabilities

  Payable for collateral on securities loaned (Note A)                                       68,871,454
-------------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                            3,393,899
-------------------------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                                        228,452
-------------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                             129,336
-------------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                            87,917
=======================================================================================================

Total Liabilities                                                                            72,711,058
=======================================================================================================

Net Assets at value:                                                                     $  530,717,169
=======================================================================================================

Net Assets consist of:

  Paid-in capital                                                                        $  748,462,674
-------------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                   (247,484,901)
-------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                         29,739,396
=======================================================================================================

Net Assets at value                                                                      $  530,717,169
=======================================================================================================

Shares Outstanding ($.001 par value; unlimited shares authorized)                            31,336,124
-------------------------------------------------------------------------------------------------------

Net Asset Value, offering and redemption price per share                                 $        16.94
=======================================================================================================

*Cost of Investments                                                                     $  573,222,149
=======================================================================================================


                                       8
See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2001

Statement of Operations
-----------------------

                                                                                 --------------
                                                                                        Mid-Cap
                                                                                         Growth
Neuberger Berman Advisers Management Trust                                            Portfolio

Investment Income

Income:

Interest income (Note A)                                                          $    1,846,207
------------------------------------------------------------------------------------------------
Dividend income                                                                          967,954
------------------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                          (13,748)
================================================================================================

Total income                                                                           2,800,413
================================================================================================

Expenses:

Investment management fee (Note B)                                                     2,840,350
------------------------------------------------------------------------------------------------
Administration fee (Note B)                                                            1,594,438
------------------------------------------------------------------------------------------------
Amortization of deferred organization and initial offering expenses (Note A)               1,603
------------------------------------------------------------------------------------------------
Auditing fees                                                                             54,097
------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                  149,372
------------------------------------------------------------------------------------------------
Insurance expense                                                                          9,637
------------------------------------------------------------------------------------------------
Legal fees                                                                                52,526
------------------------------------------------------------------------------------------------
Shareholder reports                                                                       60,226
------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                               40,634
------------------------------------------------------------------------------------------------

Miscellaneous                                                                             24,383
================================================================================================

Total expenses                                                                         4,827,266

Expenses reduced by custodian fee expense offset arrangement (Note B)                     (2,360)
================================================================================================

Total net expenses                                                                     4,824,906
================================================================================================

Net investment income (loss)                                                          (2,024,493)
================================================================================================

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investment securities sold                              (217,069,968)
------------------------------------------------------------------------------------------------

Change in net unrealized appreciation (depreciation) in value of:

     Investment securities (Note A)                                                   58,863,118
     -------------------------------------------------------------------------------------------
     Foreign currency (Note A)                                                              (379)
     ===========================================================================================

Net gain (loss) on investments                                                      (158,207,229)
================================================================================================

Net increase (decrease) in net assets resulting from operations                   $ (160,231,722)
================================================================================================

                                       9
See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001 Statement of Changes in Net Assets


                                                                             Mid-Cap Growth Portfolio
                                                                        -----------------------------------
Neuberger Berman Advisers Management Trust                                    Year Ended December 31,
                                                                                    2001              2000
Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)                                             $   (2,024,493)    $   (1,692,126)
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    (217,069,968)       (30,245,963)
----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments          58,862,739        (80,093,601)
==========================================================================================================
Net increase (decrease) in net assets resulting from operations            (160,231,722)      (112,031,690)
==========================================================================================================

Distributions to Shareholders From:

Net realized gain on investments                                                     --           (115,026)
==========================================================================================================

From Fund Share Transactions:

Proceeds from shares sold                                                   430,837,248        755,963,316
----------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                            --            115,026
----------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                               (363,963,984)      (179,709,754)
==========================================================================================================
Net increase (decrease) from Fund share transactions                         66,873,264        576,368,588
==========================================================================================================

Net Increase (Decrease) in Net Assets                                       (93,358,458)       464,221,872

Net Assets:

Beginning of year                                                           624,075,627        159,853,755
==========================================================================================================
End of year                                                              $  530,717,169     $  624,075,627
==========================================================================================================

Number of Fund Shares:

Sold                                                                         24,273,314         27,755,528
----------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions                                --              3,738
----------------------------------------------------------------------------------------------------------
Redeemed                                                                    (20,698,149)        (6,577,170)
==========================================================================================================

Net increase (decrease) in shares outstanding                                 3,575,165         21,182,096
==========================================================================================================

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Notes to Financial Statements Mid-Cap Growth Portfolio
------------------------------------------------------

Note A--Summary Of Significant Accounting Policies:

 1 General: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of nine separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

    The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

    Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Mid-Cap Growth Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Mid-Cap Growth Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Mid-Cap Growth Investments.


 2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.


 3 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.


 4 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.


 5 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($4,181,334 and $236,225,757 expiring in 2008 and 2009, respectively, determined as of December 31, 2001), it is the policy of the Fund not to distribute such gains.

Notes to Financial Statements Mid-Cap Growth Portfolio cont'd
-------------------------------------------------------------

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

     For the years ended December 31, 2001 and 2000, there were no significant differences between the book basis and tax basis character of distributions to shareholders. Additionally, at year-end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.


 6 Organization expenses: Organization expenses incurred by the Fund are being amortized on a straight-line basis over a five-year period. At December 31, 2001, the unamortized balance of such expenses amounted to $1,859.


 7 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.


 8 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. This income is reflected in the Statement of Operations under the caption Interest income. At December 31, 2001, the value of the securities loaned, the value of the collateral and the income earned on loaned securities during the year ended December 31, 2001 were $67,521,034, $68,871,454 and $390,633, respectively.


 9 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.


10 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

     custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.


11 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.


12 Affiliated transactions: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), an affiliated fund managed by Neuberger Berman Management Inc. ("Management"). The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the year ended December 31, 2001, income earned on this investment amounted to $97,846 and is reflected in the Statement of Operations under the caption Interest income.


     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     Prior to June 7, 2001, the Fund paid Management a fee for investment management services at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

     Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

Notes to Financial Statements Mid-Cap Growth Portfolio cont'd
-------------------------------------------------------------

     Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2001, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2005 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. For the year ended December 31, 2001, there was no reimbursement to Management. At December 31, 2001, the Fund has no liability to Management under the agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $2,360.


     Note C--Securities Transactions:

     During the year ended December 31, 2001, there were purchase and sale transactions (excluding short-term securities) of $578,776,553 and $496,947,467, respectively.

     During the year ended December 31, 2001, brokerage commissions on securities transactions amounted to $742,633, of which Neuberger received $326,778, and other brokers received $415,855.


     Note D--Line Of Credit:

     At December 31, 2001, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2001, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Financial Highlights Mid-Cap Growth Portfolio+
----------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.[+/+]







                                                                          Year Ended December 31,
                                                  -----------------------------------------------------------------------
                                                          2001               2000                1999             1998
Net Asset Value, Beginning of Period                   $   22.48           $  24.30           $  16.22           $ 11.72
                                                       ---------           --------           --------           -------
Income From Investment Operations
Net Investment Income (Loss)                                (.07)              (.09)              (.07)             (.03)
Net Gains or Losses on Securities (both realized
 and unrealized)                                           (5.47)             (1.72)              8.55              4.61
                                                       ---------           --------           --------           -------
Total From Investment Operations                           (5.54)             (1.81)              8.48              4.58
                                                       ---------           --------           --------           -------
Less Distributions
From Net Investment Income                                    --                 --                 --              (.01)
From Net Capital Gains                                        --               (.01)              (.40)             (.07)
                                                       ---------           --------           --------           -------
Total Distributions                                           --               (.01)              (.40)             (.08)
                                                       ---------           --------           --------           -------
Net Asset Value, End of Period                         $   16.94           $  22.48           $  24.30           $ 16.22
                                                       ---------           --------           --------           -------
Total Return++                                           --24.64%            --7.46%            +53.89%           +39.28%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)               $   530.7            $ 624.1             $ 159.9            $ 31.0
Ratio of Gross Expenses to Average Net Assets#              .91%                .98%               1.00%             1.00%
Ratio of Net Expenses to Average Net Assets                 .91%                .98% [SS]          1.00% [SS]        1.00% [SS]
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                        (.38)%              (.34)%             (.40)%             (.20)%
Portfolio Turnover Rate                                      99%                109%               100%              106%







                                                            Period from
                                                      November 3, 1997 [carr]
                                                        to December 31,
                                                  ---------------------
                                                                   1997
Net Asset Value, Beginning of Period                            $ 10.00
                                                                -------
Income From Investment Operations
Net Investment Income (Loss)                                        .01
Net Gains or Losses on Securities (both realized
 and unrealized)                                                   1.71
                                                                -------
Total From Investment Operations                                   1.72
                                                                -------
Less Distributions
From Net Investment Income                                           --
From Net Capital Gains                                               --
                                                                -------
Total Distributions                                                  --
                                                                -------
Net Asset Value, End of Period                                  $ 11.72
                                                                -------
Total Return++                                                   +17.20%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $  1.7
Ratio of Gross Expenses to Average Net Assets#                     1.05%*
Ratio of Net Expenses to Average Net Assets                        1.00%* [SS]
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                                 .83%*
Portfolio Turnover Rate                                              20%

                                       15
See Notes to Financial Highlights

Notes to Financial Highlights Mid-Cap Growth Portfolio
------------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Mid-Cap Growth Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#
          The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


[SS] After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:


                                                                  Period from
                                                             November 3, 1997
                                    Year Ended December 31,   to December 31,
                                          1999        1998               1997
                                          1.08%       1.43%            17.73%

          After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:


                                                                    Year Ended
                                                             December 31, 2000
                                                                    .95%

[carr]    The date investment operations commenced.

[+/+] The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*         Annualized.

**        Not annualized.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Report of Ernst & Young LLP, Independent Auditors
-------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid Cap Growth Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Growth Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                   /s/ Ernst & Young LLP


Boston, Massachusetts
February 1, 2002

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.


Information about the Board of Trustees



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                               Position and                                       Fund Complex
                              Length of Time                                       Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 John Cannon (71)            Trustee since    Retired. Formerly, Chairman               26      Independent Trustee or
                             1994             and Chief Investment Officer of                   Director of three series of
                                              CDC Capital Management                            Oppenheimer Funds:
                                              (registered investment adviser)                   Limited Term New York
                                              (1993-Jan. 1999).                                 Municipal Fund, Rochester
                                                                                                Fund Municipals, and
                                                                                                Oppenheimer Convertible
                                                                                                Securities Fund, 1992 to
                                                                                                present.

-----------------------------------------------------------------------------------------------------------------------------------
 Faith Colish (66)           Trustee since    Attorney at Law and President,            26
                             1982             Faith Colish, A Professional
                                              Corporation; 1980 to present.

-----------------------------------------------------------------------------------------------------------------------------------
 Walter G. Ehlers (68)       Trustee since    Consultant.                               26
                             1989

-----------------------------------------------------------------------------------------------------------------------------------
 C. Anne Harvey (63)         Trustee since    Consultant, C. A. Harvey                  26
                             1998             Associates, June 2001 to present;
                                              Member, Individual Investors
                                              Advisory Committee to the
                                              New York Stock Exchange
                                              Board of Directors, 1998 to
                                              present; Secretary, Board of
                                              Associates to The National
                                              Rehabilitation Hospital's Board
                                              of Directors; Director of
                                              American Association of Retired
                                              Persons (AARP), 1978 to
                                              December 2000; Member,
                                              American Savings Education
                                              Council's Policy Board (ASEC),
                                              1998-2000; Member, Executive
                                              Committee, Crime Prevention
                                              Coalition of America,
                                              1997-2000.

-----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                               Position and                                       Fund Complex
                              Length of Time                                       Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 Barry Hirsch (68)           Trustee since    Senior Vice President and                 26
                             1988             General Counsel of Loews
                                              Corporation (diversified
                                              financial corporation).

-----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Kavesh (74)       Trustee since    Professor of Finance and                  26      Director, Delaware Labs,
                             1986             Economics at Stern School of                      1978 to present (cosmetics).
                                              Business, New York University.

-----------------------------------------------------------------------------------------------------------------------------------
 Howard A. Mileaf (64)       Trustee since    Retired. Director, State Theatre          26      Formerly, Director of Kevlin
                             1984             of New Jersey (not-for-profit                     Corporation (manufacturer of
                                              theater), 2000 to present;                        microwave and other
                                              Formerly, Vice President and                      products).
                                              Special Counsel to WHX
                                              Corporation (holding company);
                                              1993-2001.

-----------------------------------------------------------------------------------------------------------------------------------
 John P. Rosenthal (69)      Trustee since    Senior Vice President of                  26      Formerly, Director, Cancer
                             1985             Burnham Securities Inc. (a                        Treatment Holdings, Inc.
                                              registered broker-dealer) since
                                              1991; Director, 92nd Street Y
                                              (non-profit), 1967 to present.

-----------------------------------------------------------------------------------------------------------------------------------
 William E. Rulon (69)       Trustee since    Retired. Senior Vice President            26      Director of Prandium, Inc.
                             1986             of Foodmaker. Inc. (operator                      since March 2001
                                              and Franchiser of Restaurants)                    (restaurants).
                                              until January 1997; Secretary of
                                              Foodmaker, Inc. until July 1996;
                                              Director, Pro-Kids Golf and
                                              Learning Academy, 1998 to
                                              present (teach golf and
                                              computer usage to "at risk"
                                              children).

-----------------------------------------------------------------------------------------------------------------------------------
 Cornelius T. Ryan (70)      Trustee since    General Partner of Oxford                 26      Formerly, Director of Capital
                             1982             Partners and Oxford Bioscience                    Cash Management Trust
                                              Partners (venture capital                         (money market fund) and
                                              partnerships) and President of                    Prime Cash Fund.
                                              Oxford Venture Corporation.

-----------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of
                                                                                     Portfolios in
                               Position and                                          Fund Complex
                              Length of Time                                          Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)          Principal Occupation(s) (3)         Trustee         Fund Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Tom Decker Seip (51)        Trustee since      President and CEO of Westaff,             26       Director, H&R Block, Inc.
                             2000               Inc., May 2001 to January 2002                     (financial services company),
                                                (temporary staffing); General                      May 2001 to present;
                                                Partner of Seip Investments LP                     Director, General Magic
                                                (a private investment                              (voice recognition software),
                                                partnership); Senior Executive at                  November 2001 to present;
                                                the Charles Schwab                                 Director, Forward
                                                Corporation from 1983 to 1999;                     Management, Inc. (asset
                                                including Chief Executive                          management), 2001-present;
                                                Officer of Charles Schwab                          Member of the Board of
                                                Investment Management, Inc.                        Directors of E-Finance
                                                and Trustee of Schwab Family                       Corporation (credit
                                                of Funds and Schwab                                decisioning services), 1999 to
                                                Investments from 1997 to 1998;                     present; Director,
                                                Executive Vice President-Retail                    Save-Daily.com (micro
                                                Brokerage for Charles Schwab                       investing services), 1999 to
                                                Investment Management from                         present; Formerly, Director of
                                                1994 to 1997.                                      Offroad Capital Inc.
                                                                                                   (pre-public internet
                                                                                                   commerce company).

------------------------------------------------------------------------------------------------------------------------------------
Gustave H. Shubert (72)     Trustee since       Senior Fellow/Corporate                   26
                            1989                Advisor and Advisory Trustee of
                                                Rand (a non-profit public
                                                interest research institution)
                                                since 1989; Honorary Member
                                                of the Board of Overseers of the
                                                Institute for Civil Justice, the
                                                Policy Advisory Committee of
                                                the Clinical Scholars Program at
                                                the University of California, the
                                                American Association for the
                                                Advancement of Science, the
                                                Council on Foreign Relations,
                                                and the Institute for Strategic
                                                Studies (London); advisor to the
                                                Program Evaluation and
                                                Methodology Division of the
                                                U.S. General Accounting Office;
                                                formerly Senior Vice President
                                                and Trustee of Rand.

------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                                                                 Portfolios in
                               Position and                                      Fund Complex
                              Length of Time                                      Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Candace L. Straight (54)    Trustee since    Private investor and consultant         26
                             1983             specializing in the insurance
                                              industry; Advisory Director of
                                              Securities Capital LLC (a global
                                              private equity investment firm
                                              dedicated to making
                                              investments in the insurance
                                              sector).

------------------------------------------------------------------------------------------------------------------------------------
 Peter P. Trapp (57)         Trustee since    Regional Manager for Atlanta            26
                             1984             Region, Ford Motor Credit
                                              Company since August, 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company,
                                              April 1995 until August 1997.

------------------------------------------------------------------------------------------------------------------------------------
 Michael M. Kassen* (48)     President and    Executive Vice President and            26       Executive Vice President,
                             Trustee since    Chief Investment Officer of                      Chief Investment Officer and
                             1999             Neuberger Berman since 1999;                     Director of Neuberger
                                              Executive Vice President and                     Berman Inc. (holding
                                              Chief Financial Officer of NB                    company) since 1999;
                                              Management from                                  Chairman since May 2000
                                              November 1999 to March 2000;                     and Director of NB
                                              Vice President of NB                             Management since
                                              Management from 1990 until                       January 1996.
                                              1999; Partner or Principal of
                                              Neuberger Berman from 1993.

------------------------------------------------------------------------------------------------------------------------------------
 Edward I. O'Brien* (73)     Trustee since    Member, Investment Policy               26       Director of Legg Mason, Inc.
                             1993             Committee, Edward Jones,                         (financial services holding
                                              1993-2001; President of the                      company), 1993 to present;
                                              Securities Industry Association                  Director, Boston Financial
                                              ("SIA") (securities industry's                   Group (real estate and tax
                                              representative in government                     shelters) 1993-1999.
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              from 1974-1992; Adviser
                                              to SIA from November
                                              1992-November 1993.

------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
                              Length of Time                                     Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)       Trustee         Fund Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------------
 Peter E. Sundman* (42)      Chairman of      Executive Vice President of            26       Executive Vice President and
                             the Board,       Neuberger Berman since 1999;                    Director of Neuberger
                             Chief            Principal of Neuberger Berman                   Berman Inc. (holding
                             Executive        from 1997 until 1999; Senior                    company) since 1999;
                             Officer and      Vice President of NB                            President and Director of NB
                             Trustee since    Management from 1996 until                      Management since 1999.
                             1999             1999; Director of Institutional
                                              Services of NB Management
                                              from 1988 until 1996.

----------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

 * Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Information about the Officers of the Trust


                                             Position and
 Name, Age, and Address (1)           Length of Time Served (2)                    Principal Occupation(s) (3)
------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (45)        Secretary since 1986                      Vice President-Mutual Fund Board Relations
                                                                         of NB Management since 2000; Employee of
                                                                         Neuberger Berman since 1999; Vice President
                                                                         of NB Management from 1986 to 1999;
                                                                         Secretary of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator.

Robert Conti (45)              Vice President since 2000                 Vice President of Neuberger Berman since
                                                                         1999; Senior Vice President of NB
                                                                         Management since 2000; Controller of NB
                                                                         Management until 1996; Treasurer of NB
                                                                         Management from 1996 until 1999; Vice
                                                                         President of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator since 2000.

Stacy Cooper-Shugrue (38)      Assistant Secretary since 1991            Employee of Neuberger Berman since 1999;
                                                                         Assistant Vice President of NB Management
                                                                         from 1993 to 1999; Assistant Secretary of two
                                                                         other mutual funds for which NB Management
                                                                         acts as investment manager and administrator.

Barbara DiGiorgio (43)         Assistant Treasurer since 1996            Vice President of Neuberger Berman since
                                                                         1999; Assistant Vice President of NB
                                                                         Management from 1993 to 1999; Assistant
                                                                         Treasurer since 1996 of two other mutual funds
                                                                         for which NB Management acts as investment
                                                                         manager and administrator.

Brian J. Gaffney (48)          Vice President since 2000                 Managing Director of Neuberger Berman since
                                                                         1999; Senior Vice President of NB
                                                                         Management since 2000; Vice President of NB
                                                                         Management from 1997 until 1999; Vice
                                                                         President of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator since 2000.

Richard Russell (55)           Treasurer and Principal Financial and     Vice President of Neuberger Berman since
                               Accounting Officer since 1993             1999; Vice President of NB Management from
                                                                         1993 until 1999; Treasurer and Principal
                                                                         Financial and Accounting Officer of two other
                                                                         mutual funds for which NB Management acts
                                                                         as investment manager and administrator.

Information about the Officers of the Trust cont'd


                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                Principal Occupation(s) (3)
-----------------------------------------------------------------------------------------------------------------
Frederic B. Soule (54)         Vice President since 2000          Vice President of Neuberger Berman since
                                                                  1999; Vice President of NB Management from
                                                                  1995 until 1999; Vice President of two other
                                                                  funds for which NB Management acts as
                                                                  investment manager and administrator since
                                                                  2000.

Celeste Wischerth (40)         Assistant Treasurer since 1993     Vice President of Neuberger Berman since
                                                                  1999; Assistant Vice President of NB
                                                                  Management from 1994 to 1999; Assistant
                                                                  Treasurer since 1996 of two other mutual funds
                                                                  for which NB Management acts as investment
                                                                  manager and administrator.

--------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.